                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                  F O R M   8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2003



                        CIT Equipment Collateral 2003-EF1
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



            333-53688-01                                    N/A
       ------------------------               ---------------------------------
       (Commission File Number)               (IRS Employer Identification No.)


                        c/o M&T Trust Company of Delaware
                          499 Mitchell Road, MC 101-591
                            Millsboro, Delaware 19966

              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 244-4626

                                       N/A

         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

         On September 25, 2003, NCT Funding Company, L.L.C. (the "Company") sold $275,000,000 aggregate principal amount of Class A-1 1.13875% Receivable-Backed Notes, $157,000,000 aggregate principal amount of Class A-2 1.49000% Receivable-Backed Notes, $287,253,376 aggregate principal amount of Class A-3 Floating Rate Receivable-Backed Notes, $21,750,000 aggregate principal amount of Class B 2.29000% Receivable-Backed Notes, $23,710,929 aggregate principal amount of Class C 3.98000% Receivable-Backed Notes and $25,650,000 aggregate principal amount of Class D 4.96000% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a reserve account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Class A-1, A-2, A-3, B and C Notes were offered for sale to the public pursuant to a prospectus supplement dated September 17, 2003 to the prospectus dated June 4, 2003 (the "Prospectus").

         The Notes represent obligations of CIT Equipment Collateral 2003-EF1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

         The property of the Trust primarily consists of a pool of commercial equipment lease contracts, loan and security agreements and financing arrangements consisting of true leases and finance leases for the lease/purchase of construction equipment, transportation equipment, manufacturing equipment and printing equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $23,710,929 which was deposited in the reserve collateral account (retained from the proceeds of the sale of the Notes pursuant to the Indenture).

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.



Exhibit No.            Description
-----------            -----------
    1.1           Underwriting Agreement among NCT Funding Company, L.L.C., CIT
                  Financial USA, Inc., Wachovia Capital Markets, LLC and J.P.
                  Morgan Securities Inc. each on behalf of itself and as
                  representative of the several underwriters, dated September
                  17, 2003.

    4.1           Indenture between the CIT Equipment Collateral 2003-EF1 as
                  Issuer and The Bank of New York as Indenture Trustee, dated as of August 1, 2003.

    4.2           Amended and Restated Trust Agreement between NCT Funding
                  Company, L.L.C. as Trust Depositor and M&T Trust Company of
                  Delaware as Owner Trustee, dated as of August 1, 2003.

    4.3           Pooling and Servicing Agreement among CIT Equipment Collateral
                  2003-EF1 as Issuer, NCT Funding Company, L.L.C. as Depositor,
                  CIT Financial USA, Inc. in its individual capacity, and The
                  CIT Group/Equipment Financing, Inc. as Servicer, dated as of
                  August 1, 2003.

    10.1          Administration Agreement among CIT Equipment Collateral
                  2003-EF1 as Issuer, The CIT Group/Equipment Financing, Inc. as
                  Administrator, NCT Funding Company, L.L.C. as Trust Depositor, and The Bank of New York as Indenture Trustee, dated as of August 1, 2003.

    10.2          ISDA Master Agreement and Schedule between Wachovia Bank,
                  National Association as Swap Counterparty and CIT Equipment
                  Collateral 2003-EF1 as the Trust, dated September 17, 2003.

    10.3          Confirmation for Class A-3 Swap Transaction between Wachovia
                  Bank, National Association as Swap Counterparty and CIT
                  Equipment Collateral 2003-EF1 as the Trust, dated September
                  17, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT EQUIPMENT COLLATERAL 2003-EF1

                                    By:  THE CIT GROUP/EQUIPMENT FINANCING,
                                         INC. as Servicer


                                    By:   /s/ Barbara Callahan
                                         --------------------------
                                         Name:   Barbara Callahan
                                         Title:  Vice President

Dated: October 3, 2003



                         STATEMENT OF DIFFERENCES
                         ------------------------
The section symbol shall be expressed as................................ 'SS'
The copyright symbol shall be expressed as.............................. 'c'
The registered trademark shall be expressed as...........................'r'